MUTUAL FUND SERIES TRUST

AlphaCentric Income Opportunities Fund

CLASS A: IOFAX CLASS C: IOFCX CLASS I: IOFIX

AlphaCentric Premium Opportunity Fund

(formerly the AlphaCentric Hedged Market Opportunity Fund)

CLASS A: HMXAX CLASS C: HMXCX CLASS I: HMXIX

AlphaCentric Robotics and Automation Fund

(formerly the AlphaCentric Global Innovations Fund)

CLASS A: GNXAX CLASS C: GNXCX CLASS: GNXIX

AlphaCentric Symmetry Strategy Fund

Class A: SYMAX Class C: SYMCX Class I: SYMIX

AlphaCentric LifeSci Healthcare Fund

Class A: LYFAX Class C: LYFCX Class I: LYFIX

AlphaCentric Municipal Opportunities Fund

Class A: MUNAX Class C: MUNCX Class I: MUNIX

AlphaCentric Energy Income Fund

Class A: AEIAX Class C: AEICX Class I: AEIIX

(each, a “Fund” and, collectively, the “Funds”)

June 1, 2020

The following information supplements certain information contained in the current Prospectus for each Fund, as supplemented before the date of this Supplement, and should be read in conjunction with any such Prospectus.

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The third paragraph under the section of the Funds’ Prospectus entitled “HOW TO REDEEM SHARES – Converting Shares” is replaced with the following:

“An investor may directly or through his or her financial intermediary contact the Funds to request a voluntary conversion between share classes of the same Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class.

Class C shares convert automatically to Class A shares after ten years (unless otherwise specified by your financial intermediary), provided that the financial intermediary through which you purchased Class C shares has records verifying that the Class C shares have been held for at least ten years. Class A shares are available for purchase by persons in your state or territory of residence and the shares are not subject to a CDSC. Under the Funds’ Plan related to Class A shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of its Class A shares (the “Class A 12b-1 Fee”) for shareholder services and distribution related expenses (Class C shares presently pay a 1.00% 12b-1 fee). Each Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board and upon notice to the shareholders, a Fund may increase the percentage paid under the 12b-1 Plan up to the Class A 12b-1 Fee amount. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. You should consult your financial representative for more information about eligibility for Class C share conversion.

All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any front-end sales load. A share conversion within a Fund will not result in a capital gain or loss for federal income tax purposes. The Funds may change, suspend or terminate this these conversion features at any time.”

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You should read this Supplement in conjunction with each Fund’s current Prospectus, Summary Prospectus and the Statement of Additional Information, as supplemented, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-844-223-8637 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.